                                   FORM 8-KA

                                CURRENT REPORT

                                Amendment No. 1

                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report  (Date of Earliest Event Reported):
                               November 26, 1997




Commission File Number 0-18655
                       -------

                            THE FAILURE GROUP, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


         DELAWARE                                    77-0218904
      --------------                               ---------------
      (State or other                             (I.R.S. Employer
jurisdiction of incorporation)                 Identification Number)


149 COMMONWEALTH DRIVE, MENLO PARK, CALIFORNIA          94025
-----------------------------------------------        --------
   (Address of principal executive office)            (Zip Code)


Registrant's telephone number, including area code    (650) 326-9400
                                                      --------------

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     The Registrant hereby amends Item 7 of its Current Report on Form 8-K filed
October 3, 1997 in its entirety to read as follows:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following financial statements and exhibits are filed as part of this report where indicated.


   (b)    Pro Forma Financial Information:

          The following unaudited pro forma combined financial data presents the Pro Forma Combined Statement of Income for the fiscal year ended January 3, 1997 after giving effect to the sale as if the sale had taken place January 3, 1997. The pro forma data is based on the historical consolidated financial statements of the Registrant and the historical financial statements of PLG, Inc., (PLG).

          The unaudited pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if the sale had been consummated on the date indicated or which may be obtained in the future.



          The Failure Group, Inc. and PLG, Inc. Unaudited Pro Forma Condensed Statements of Income for the Year Ended January 3, 1997.
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

                    THE FAILURE GROUP, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                   For the Twelve Months Ended January 3, 1997
                      (in thousands, except per share data)

                                                                       Less
                                                      FGI, Inc.       PLG, Inc.    PRO FORMA
                                                      Actuals         Actuals    Total Combined
                                                     ----------    -----------   --------------
Revenues
    Professional fees ..........................      $ 52,857       $  5,392       $ 47,465
    Equipment fees and billed expenses .........         5,236           --            5,236
    Other revenue ..............................           572           --              572
                                                      --------       --------       --------
                                                      $ 58,665       $  5,392       $ 53,273
                                                      --------       --------       --------

Operating expenses
    Compensation and related expenses ..........        33,611          4,156         29,455
    Other operating expenses ...................        13,882            829         13,053
    General and administrative expenses ........         9,720            502          9,218
    Impairment of long-lived assets ............         1,572          1,572           --
                                                      --------       --------       --------
                                                      $ 58,785       $  7,059       $ 51,726
                                                      --------       --------       --------
         Operating income (loss) ...............          (120)        (1,667)         1,547

Other income and expense
    Interest Expense, net ......................        (1,138)            50         (1,188)
    Misc. Income, net ..........................         1,608            (14)         1,622
                                                      --------       --------       --------
                                                           350         (1,631)         1,981

    Provision (benefit) before income taxes ....      $    343       $   (24)      $     367
                                                      --------       --------       --------

    Income (loss) from continuing operations ...      $      7       $ (1,607)      $  1,614
                                                      ========       ========       ========


Net income per share from continuing operations       $   0.00       $  (0.24)      $   0.24
                                                      ========       ========       ========

Weighted average number of common shares
from continuing operations .....................         6,702          6,702          6,702
                                                      ========       ========       ========

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE FAILURE GROUP, INC

Dated: November 26, 1997              By: /s/ Michael R. Gaulke
                                          ---------------------
                                          Michael R. Gaulke
                                          President and Chief Executive Officer